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                                                                   EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report dated April 11, 1997, included in this Form 10-K, into the Company's previously filed Registration Statement file No. 333-18029 on Form S-8 and Registration Statement file No. 333-20825 on Form S-3.




                                                            ARTHUR ANDERSEN LLP


Houston, Texas
April 11, 1997